UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2022

CAPSTONE GREEN ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-15957	95-4180883
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

16640 Stagg Street,
Van Nuys, California	91406
(Address of principal executive offices)	(Zip Code)

(818) 734-5300

(Registrant’s telephone number, including area code)

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $.001 per share	CGRN	NASDAQ Capital Market
Series B Junior Participating Preferred Stock Purchase Rights

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 19, 2022, Capstone Green Energy Corporation (the “Company”) appointed Celia Fanning as the Company’s Chief Accounting Officer and Controller, effective September 26, 2022 (the “Effective Date”). In this role, Ms. Fanning will become the Company’s principal accounting officer, replacing Scott Robinson, who assumed that role in connection with his appointment as Interim Chief Financial Officer on July 14, 2022. Mr. Robinson will continue in his role as Interim Chief Financial Officer of the Company. Ms. Fanning has served the Company as a consultant in the role of Interim Controller since June, 2022.

Prior to joining the Company, Ms. Fanning, age 54, served as the Vice President Finance and Accounting at Groundwork Coffee Holdings, LLC from April 2018 to February 2022. From September 2015 to October 2017, Ms. Fanning served as the Vice President Finance at Spencer N. Enterprises, Inc. From February 2011 to September 2015, Ms. Fanning served as the Vice President Finance and Controller for Sentry Control Systems, LLC. From February 2000 to February 2010, Ms. Fanning was employed by JAKKS Pacific, Inc. (NASDAQ: JAKK) as Senior Vice President, Finance and Corporate Controller. Ms. Fanning received a Master of Business Administration, emphasis in Marketing and Finance, from the University of Southern California, Marshall School of Business, a Bachelor of Science in Accounting from the Loyola Marymount University and is a Certified Public Accountant (inactive) licensed in California.

In connection with Ms. Fanning’s appointment, the Compensation Committee of the Board (the “Compensation Committee”) approved an annual base salary of $200,000, effective as of the Effective Date.

In addition, Ms. Fanning’s offer letter also provides that she will be granted 15,000 restricted stock units, subject to the approval of the Compensation Committee and effective as of November 17, 2022, which will vest over four years.

There are no arrangements or understandings between Ms. Fanning and any other person pursuant to which she was selected as an officer, no family relationships between Ms. Fanning and any other executive officer or director of the Company, and no related party transactions within the meaning of Item 404(a) of Regulation S-K between Ms. Fanning and the Company.

Item 7.01	Regulation FD Disclosure

On September 30, 2022, the Company issued a press release announcing the appointment Ms. Fanning as Chief Accounting Officer and Controller. A copy of the press releases is furnished with this Current Report on Form 8-K as Exhibit 99.1, and is incorporated herein by reference.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing under the Act, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release of Capstone Green Energy Corporation, dated September 30, 2022.
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTONE GREEN ENERGY CORPORATION

Date: September 30, 2022	By:	/s/ Scott Robinson
Name: Scott Robinson
Title: Interim Chief Financial Officer